UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2004

                         Commission file number 33-31067


                             ITec Environmental Group, Inc.
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            (Exact name of registrant as specified in its charter)

                    Delaware                             31-1705310
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       (State or other jurisdiction of                 (IRS Employer
        incorporation or organization)              Identification No.)

                       693 Hi Tech Parkway Suite 3, Oakdale, CA
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                    (Address of principal executive offices)

                                 (209) 848-3900
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                (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5  Other Events and Regulation FD Disclosure

On May 13, 2004, the registrant announced changes to its Board of Directors and Officers.

Mr. Mike Hofmann, Chief Financial Officer and Director of the registrant, formally resigned both as an officer and director of the registrant on April 19, 2004. Mr. Hofmann had no disagreements with the registrant on any matter relating to the registrant's operations, policies or practices.

On May 4, 2004, George Kanakis was appointed to the Board of Directors of the registrant to fill the vacancy created by the resignation of Mr. Hofmann. Mr. Kanakis brings to the registrant years of expertise in structuring equity/debt financings as well as mergers and acquisitions experience.

On May 12, 2004, Frederick W. Smith Jr. was appointed as Chief Financial Officer of the registrant. In addition to his legal expertise as an Attorney, Mr. Smith has broad experience with publicly traded companies dealing with both the legal and financial aspects.




                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 13, 2004            ITEC ENVIRONMENTAL GROUP, INC.
                                     (Registrant)


                                 BY  /s/ Gary M. De Laurentiis
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                                     Gary M. De Laurentiis
                                     Chief Executive Officer